UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 10, 2015

KATE SPADE & COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-10689	13-2842791
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Park Avenue, New York, New York	10016
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 354-4900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE.

This Form 8-K is being provided by Kate Spade & Company (the “Company”) in order to set forth certain financial and store count data.

Attached as Exhibit 99.1 to this report are certain presentation materials that are hereby incorporated by reference in this Item 7.01, as follows:

•                 Disclosure of the historical kate spade new york retail store information for both Company-owned and partner operated retail stores, adjusted to exclude the wind-down operations of the directly operated business in Brazil and to present the retail store operations in the Hong Kong, Macau and Taiwan territories on a consistent basis (reflected as partner operated stores);

•                 Information on the impact of previously announced strategic initiatives(a) on 2015 budgeted net sales and profitability as presented in Exhibit 99.1 herein and as included in slide 10 of the slides accompanying the Company’s second quarter 2015 conference call and posted to the Company’s website; and

•                 Information on the impact of previously announced strategic initiatives(a) on the second half of 2015 budgeted net sales as presented in Exhibit 99.1 herein and as presented in the table entitled “Reconciliation of Non-GAAP Net Sales Information” in the Company’s Current Report on Form 8-K, dated August 5, 2015.

(a)      Previously announced strategic initiatives include: (i) the discontinuation of KATE SPADE SATURDAY as a stand alone business; (ii) a new business model for the Company’s JACK SPADE brand to leverage the distribution network of its retail partners and expand its e-commerce platform; (iii) the entry into a new distribution agreement for the Company’s operations in Latin America, including Brazil, to leverage the network of its new distribution partner and the related closure of its directly operated stores in Brazil; (iv) the exit of the TRIFARI, TRINA TURK and KENSIE brands in the Company’s Adelington Design Group segment; (v) the conversion of Company’s then wholly-owned businesses in Hong Kong, Macau and Taiwan to a joint venture with Walton Brown, a subsidiary of The Lane Crawford Joyce Group; and (vi) North America quality of sale initiatives.

The information contained herein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Statements contained in, or incorporated by reference into, the attached exhibit, future filings by us with the Securities and Exchange Commission (“SEC”), and oral statements made by, or with the approval of, our authorized personnel, that relate to our future performance or future events are forward-looking statements under the Private Securities Litigation Reform Act of 1995. Such statements are indicated by words or phrases such as “intend,” “anticipate,” “plan,” “estimate,” “target,” “aim,” “forecast,” “project,” “expect,” “believe,” “we are optimistic that we can,” “current visibility indicates that we forecast,” “contemplation” or “currently envisions” and similar phrases.

Although we believe that the expectations reflected in these forward-looking statements are reasonable, these expectations may not prove to be correct or we may not achieve the financial results, savings or other benefits anticipated in the forward-looking statements. These forward looking statements are necessarily estimates reflecting the best judgment of our senior management and involve a number of risks and uncertainties, some of which may be beyond our control, that could cause actual results to differ materially from those suggested by the forward-looking statements, including, without limitation: our ability to successfully implement our long-term strategic plans; general economic conditions in the United States, Canada, Asia, Europe and other parts of the world; our exposure to currency fluctuations; levels of consumer confidence, consumer spending and purchases of discretionary items, including fashion apparel and related products, such as ours; changes in the cost of raw materials, occupancy, labor, advertising and transportation which could impact prices of our products; our ability to expand into markets outside of the US, including our ability to promote brand awareness in our international markets, find suitable partners in certain of those markets and hire and retain key employees for those markets; our ability to maintain targeted profit margins and levels of promotional activity; our ability to optimize our product offerings, in order to anticipate and respond timely to constantly changing consumer demands and tastes and fashion trends, across multiple brands, product lines, shopping channels and geographies; the impact of the highly competitive nature of the markets within which we operate, both within the US and abroad; issues related to our current level of debt, including an inability to pursue certain business strategies because of the restrictive covenants in the agreements governing our debt and our potential inability to obtain the capital resources needed to operate and grow our business; restrictions in the credit and capital markets, which would impair our ability to access additional sources of liquidity, if needed; our ability to expand our retail footprint with profitable store locations; our ability to implement operational improvements and realize economies of scale in finished product and raw material costs in connection with growth in our business; our ability to expand into new product categories; our ability to successfully implement our marketing initiatives; our ability to complete the wind-down of owned business in Brazil in a satisfactory manner and to manage the associated costs, including the impact on our relationships with our employees, vendors, distributors and landlords and unanticipated expenses and charges that may occur, such as litigation risk, including litigation regarding employment and workers’ compensation; risks associated with the various businesses we have disposed, including compliance with our transition service requirements; our dependence on a limited number of large US department store customers, and the risk of consolidations, restructurings, bankruptcies and other ownership changes in the retail industry and financial difficulties at our larger department store customers; risks associated with decreased diversification of our business as a result of the reduction of our brand portfolio to the KATE SPADE and Adelington Design Group businesses; risks associated with material disruptions in our information technology systems, both owned and licensed, and with our third party e-commerce platforms and operations; risks associated with data security, including privacy breaches; risks associated with credit card fraud and identity theft; our ability to attract and retain talented, highly qualified executives, and maintain satisfactory relationships with our employees; our ability to adequately establish, defend and protect our trademarks and other proprietary rights; risks associated with the dependence of our Adelington Design Group business on third party arrangements and partners; our reliance on independent foreign manufacturers, including the risk of their failure to comply with safety standards or our policies regarding labor practices; risks associated with having a buying/sourcing agreement which results in a single third party foreign buying/sourcing agent for a significant portion of our apparel products and transitioning buying/sourcing activities for our non-apparel products to an in-house model; risks associated with our arrangement to operate our leased Ohio distribution facility with a third party operations and labor management company that provides distribution operations services, including risks related to increased operating expenses, systems capabilities and operating under a third party arrangement; risks associated with severe weather, natural disasters, public health crises, war, terrorism or other catastrophic events; a variety of legal, regulatory, political, labor and economic risks, including risks related to the importation and exportation of product, tariffs and other trade barriers; our ability to adapt to and compete effectively in the current quota environment in which general quota has expired on apparel products, but political activity seeking to re-impose quota has been initiated or threatened; risks associated with third party service providers, both domestic and overseas, including service providers in the area of e-commerce; limitations on our ability to utilize all or a portion of our US deferred tax assets if we experience an “ownership change”; and the outcome of current and future litigation and other proceedings in which we are involved.

The list of factors above is illustrative, but by no means exhaustive. All forward-looking statements should be evaluated with the understanding of their inherent uncertainty. All subsequent written and oral forward-looking statements concerning the matters addressed in this exhibit and attributable to us or any person acting on our behalf are qualified by these cautionary statements. Forward-looking statements are based on current expectations only and are not guarantees of future performance, and are subject to certain risks, uncertainties and assumptions, including those described in the attached exhibit, and in the Company’s Quarterly Report on Form 10-Q for the quarter ended July 4, 2015, filed with the SEC, including in the sections entitled “Item 1A-Risk Factors” and “Statement Regarding Forward Looking Statements.” We may change our intentions, beliefs or expectations at any time and without notice, based upon any change in our assumptions or otherwise. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. In addition, some factors are beyond our control. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description
99.1	Certain financial and store count information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KATE SPADE & COMPANY

Date: September 10, 2015
	By:	/s/ Thomas Linko
	Name:	Thomas Linko
	Title:	Chief Financial Officer

EXHIBIT LISTING

Exhibit No.	Description
99.1	Certain financial and store count information.